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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2004


                              MKS Instruments, Inc.
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               (Exact name of registrant as specified in charter)


         Massachusetts                     0-23621               04-2277512
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(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)


90 Industrial Way, Wilmington, Massachusetts                         01887
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  (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (978) 284-4000


                Six Shattuck Road, Andover, Massachusetts 01810
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         (Former name or former address, if changed since last report)





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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 20, 2004, MKS Instruments, Inc. announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 20, 2004                MKS Instruments, Inc.



                                    By: /s/ Ronald C. Weigner
                                        ----------------------------------------
                                        Ronald C. Weigner,
                                        Vice President & Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press release dated April 20, 2004